             As filed with the Securities and Exchange Commission

                              on December 6, 2000

                            Securities Act File No.

________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-14

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / x /
                                                               ----

  Pre-Effective Amendment No. /____/       Post-Effective Amendment No. /____/

                           KEMPER VALUE SERIES, INC.
                  (formerly known as Kemper Value Fund, Inc.)
              (Exact Name of Registrant as Specified in Charter)

              222 South Riverside Plaza, Chicago, Illinois 60606
              (Address of Principal Executive Offices) (Zip Code)

                               Philip J. Collora
                           Kemper Value Series, Inc.
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

                                (312) 781-1121
                 (Registrant's Area Code and Telephone Number)

                                with copies to:

          Caroline Pearson, Esq.             Joseph R. Fleming, Esq.
          Scudder Kemper Investments, Inc.   Dechert
          Two International Place            Ten Post Office Square - South
          Boston, MA 02110-4103              Boston, MA 02109-4603

                 Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement is declared effective.

                     Title of Securities Being Registered:
                   Shares of Capital Stock ($.01 par value)
          of Kemper Small Cap Value Fund, a series of the Registrant


________________________________________________________________________________

   It is proposed that this filing will become effective on January 5, 2001 pursuant to Rule 488 under the Securities Act of 1933.

________________________________________________________________________________

No filing fee is required because the Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                                    PART A

            INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                       SCUDDER SMALL COMPANY VALUE FUND

     Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder Small Company Value Fund (the "Fund"), a series of Scudder Securities Trust (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., 13/th/ Floor, Two International Place, Boston, MA 02110-4103, on May 24,
2001, at [   ] [a][p].m., Eastern time, for the following purpose:

     Proposal:      To approve an Agreement and Plan of Reorganization for the
                    Fund (the "Plan"). Under the Plan, (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Kemper Small Cap Value Fund, (ii) each shareholder of the Fund would receive Class S shares of Kemper Small Cap Value Fund in an amount equal to the value of their holdings in the Fund, and (iii) the Fund would then be terminated.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

                                        By Order of the Board,

                                        /s/ John Millette

                                        John Millette
                                        Secretary
March 6, 2001

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                TABLE OF CONTENTS

INTRODUCTION.............................................................................................. __

PROPOSAL:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION............................................... __

           SYNOPSIS....................................................................................... __

           PRINCIPAL RISK FACTORS......................................................................... __

           THE PROPOSED TRANSACTION....................................................................... __

ADDITIONAL INFORMATION.................................................................................... __

                          PROXY STATEMENT/PROSPECTUS
                               March [  ], 2001
                 Relating to the acquisition of the assets of
                       SCUDDER SMALL COMPANY VALUE FUND,
                             a separate series of
                SCUDDER SECURITIES TRUST (the "Acquired Trust")
                            Two International Place
                       Boston, Massachusetts 02110-4103
                                  (800) [        ]
                           ----------------------------

               by and in exchange for shares of capital stock of
                         KEMPER SMALL CAP VALUE FUND,
                             a separate series of
            KEMPER VALUE SERIES, INC. (the "Acquiring Corporation")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                  (800) [        ]

                           ----------------------------
                                  INTRODUCTION

          This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Acquired Trust in connection with the Special Meeting of Shareholders of Scudder Small Company Value Fund (the "Fund") to be held on May 24, 2001, at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), 13/th/
Floor, Two International Place, Boston, MA 02110-4103 at [   ] [a][p].m.
(Eastern time), or at such later time made necessary by all adjournments or postponements thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

          At the meeting, shareholders of the Fund will be asked to approve an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Kemper Small Cap Value Fund in exchange for shares of capital stock of Kemper Small Cap Value Fund and the assumption by Kemper Small Cap Value Fund of all of the liabilities of the Fund, as described more fully below (the "Reorganization"). Shares of Kemper Small Cap Value Fund received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, shareholders of the Fund will become shareholders of Kemper Small Cap Value Fund and will receive shares of Kemper Small Cap Value Fund in an amount equal to the value of their holdings in the Fund as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about June 25, 2001.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          In the descriptions of the Proposal below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose Proxy Statement/Prospectus this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by either the Fund or Kemper Small Cap Value Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken either by the Acquired Trust or the Acquiring Corporation, on behalf of the applicable Fund.

          This Proxy Statement/Prospectus sets forth concisely the information about Kemper Small Cap Value Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of Kemper Small Cap Value Fund, see Kemper Small Cap Value Fund's prospectus dated February 1, 2001, as supplemented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated October 1, 2000, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Fund at the telephone number or address listed above.

          Also incorporated herein by reference is Kemper Small Cap Value Fund's statement of additional information dated February 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Kemper Small Cap Value Fund at the telephone number or address listed above. A Statement of Additional Information, dated March [ ], 2001, containing additional information about the Reorganization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Kemper Small Cap Value Fund at the telephone number or address listed above. Shareholder inquiries regarding Kemper Small Cap Value
Fund may be made by calling (800) [   ] and shareholder inquiries regarding the
Fund may be made by calling (800) [   ]. The information contained in this
document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

          Kemper Small Cap Value Fund is a diversified series of shares of capital stock of the Acquiring Corporation and the Fund is a diversified series of shares of beneficial interest of the Acquired Trust. The Acquiring Corporation, which is a Maryland corporation, and the Acquired Trust, which is a Massachusetts business trust, are each an open-end management investment company.

          The Board of Trustees of the Acquired Trust unanimously recommends that shareholders vote FOR the Proposal.

                        PROPOSAL: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I.   SYNOPSIS

Introduction

          The Board of Trustees ("Board of Trustees" refers to the Board of Trustees of the Acquired Trust), including all of the Independent Trustees, approved the Plan at a meeting held on November 13, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Kemper Small Cap Value Fund in exchange for Class S shares of Kemper Small Cap Value Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and (c) the termination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Kemper Small

Cap Value Fund and will hold, immediately after the Reorganization, Class S shares of Kemper Small Cap Value Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

          Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Fund's shareholders will continue to enjoy all of the same shareholder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvestment. Services provided to the Class S shareholders of Kemper Small Cap Value Fund following the Reorganization will be identical to those currently provided to shareholders of the Fund. See "Purchase, Redemption and Exchange Information."

Background of the Reorganization

          The Reorganization is part of a broader Scudder Kemper restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by Scudder Kemper has followed this pattern.

          As a result, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered under the "Scudder" name. Scudder Kemper believes, and has advised the boards, that further reducing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds, will benefit fund shareholders. In addition, Scudder Kemper anticipates changing its name to "Zurich Scudder Investments, Inc." Scudder Kemper believes that the combination of its open-end, directly-distributed funds and classes (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. Scudder Kemper has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and policies. Scudder Kemper believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment performance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Scudder Funds.

          The fund consolidations are expected to have a positive impact on Scudder Kemper, as well. These consolidations are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

          Since receiving Scudder Kemper's proposal on June 5, 2000, the Trustees have conducted a thorough review of all aspects of the proposed Reorganization. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" below.

          The Trustees believe that the Reorganization will provide shareholders of the Fund with the following benefits:

          . LOWER FUND EXPENSES. If the Reorganization is approved, the Fund's shareholders are expected to benefit from lower total Fund operating expenses. Please refer to "Comparison of Expenses" below.

          . SIMILAR INVESTMENT OBJECTIVES AND POLICIES. Although some differences do exist, Scudder Kemper has advised the Trustees that the Funds have compatible investment objectives and policies. Both Funds invest primarily in common stocks of small U.S. companies which the Investment Manager believes are undervalued, and benchmark their performance against the Russell 2000 Value Index. In addition, Scudder Kemper has advised the Trustees that both Funds have the same portfolio management team and follow a substantially similar process in analyzing investment opportunities. Please refer to "Investment Objectives, Policies and Restrictions of the Funds" below.

          . TAX-FREE REORGANIZATION. It is a condition of the Reorganization that the Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

          For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

          . the Reorganization is in the best interests of the Fund and its shareholders; and

          . the interests of the existing shareholders of the Fund will not be diluted as a result of the Reorganization.

          Accordingly, the Trustees unanimously recommend approval of the Plan effecting the Reorganization. If the Plan is not approved, the Fund will continue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

          The investment objectives, policies and restrictions of the Fund and Kemper Small Cap Value Fund are similar. Some differences do exist. The investment objective of Kemper Small Cap Value Fund is to seek long-term capital appreciation. The investment objective of the Fund is to seek long-term growth of capital. Kemper Small Cap Value Fund seeks to achieve its investment objective by normally investing at least 65% of its total assets in undervalued common stocks of small U.S. companies, defined as those whose market values are similar to those in the Russell 2000(TM) Index (typically less than $2 billion in total market value), while the Fund seeks to achieve its investment objective by investing at least 90% of its total assets in the securities of such companies. There can be no assurance that either Fund will achieve its investment objective.

          Both Funds have the same portfolio management teams that follow a substantially similar process in analyzing investment opportunities. With respect to Kemper Small Cap Value Fund, the portfolio managers first screen for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis), while, in the case of the Fund, the portfolio managers first search for small companies that appear to be undervalued [on an absolute basis]. With respect to both Funds, the portfolio managers then use a quantitative stock valuation model to compare each company's stock price to the company's earnings, book value, sales and other measures of performance potential, while looking for factors that may signal a rebound for a company. Lastly, the portfolio managers use portfolio optimization software to assemble each Fund's portfolio from among the qualifying stocks. Unlike the Fund, which cannot invest in foreign securities, Kemper Small Cap Value

Fund may invest up to 20% of its total assets in foreign securities. In addition, Kemper Small Cap Value Fund may invest up to 20% of its assets in debt securities rated below investment grade, while the Fund may not invest in such securities. The Fund may temporarily invest up to 20% of its net assets in U.S. Treasury and agency debt securities. Although each Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.

          The Funds' fundamental investment restrictions are identical. Fundamental investment restrictions may not be changed without the approval of shareholders. Certain differences exist, however, between the Funds' non-fundamental investment policies (which may be changed by the Board without shareholder approval). Although both Funds may borrow for other than temporary or emergency purposes and to engage in reverse repurchase agreements, dollar rolls, or other investments or transactions, Kemper Small Cap Value Fund's borrowing limitation is restricted to 10% of its total assets and the Fund's borrowing limitation is 5% of its total assets. Also, unlike the Fund, Kemper Small Cap Value Fund has a non-fundamental policy not to invest more than 15% of its net assets in illiquid securities (although the Fund is subject to such a limitation under application regulations). Investors should refer to each Fund's statement of additional information for a fuller description of the Fund's investment policies and restrictions.

Portfolio Turnover

          The portfolio turnover rate for Kemper Small Cap Value Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended November 30, 2000 was [ ]%. The portfolio turnover rate for the Fund for the fiscal year ended July 31, 2000 was 29%.

Performance

          The following table shows how the returns of the Fund and Kemper Small Cap Value Fund over different periods average out. For context, the table also includes a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performances of both Funds and the index vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                [Insert Table]

          For management's discussion of Kemper Small Cap Value Fund's performance for the fiscal year ended November 30, 2000, please refer to Exhibit B.

Investment Manager; Fees and Expenses

          Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees/Directors. The same two individuals serve as the portfolio management team for each Fund. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

          Pursuant to separate contracts, both Funds pay the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of November 30, 2000, Kemper Small Cap Value Fund had total net assets of $[ ]. For the fiscal year ended November 30, 2000, Kemper Small Cap Value Fund paid the Investment Manager a fee of [ ]% of its average daily net assets. As of July 31, 2000, the Fund had total net assets of $160,738,000. For the fiscal year ended July 31, 2000, the Fund paid the Investment Manager a fee of .25% (after waiver) of its average daily net assets.

          Currently the fee schedules for the Fund and Kemper Small Cap Value Fund are as follows:

-------------------------------------------------------------------------------------------------------------
                        Fund                                        Kemper Small Cap Value Fund
-------------------------------------------------------------------------------------------------------------
 Average Daily Net Assets                    Fee Rate     Average Daily Net Assets           Fee Rate
 ------------------------                    --------     ------------------------           --------
 First $500 Million                           0.750%      First $250 million                 0.750%
 More than $500 million                       0.70%       Next $750  million                 0.720%
                                                          Next $1.5 billion                  0.700%
                                                          Next $2.5 billion                  0.680%
                                                          Next $2.5 billion                  0.650%
                                                          Next $2.5 billion                  0.640%
                                                          Next $2.5 billion                  0.630%
                                                          More than $12.5 billion            0.620%
-------------------------------------------------------------------------------------------------------------

          Based upon the Fund's net assets for the twelve-month period ended September 30, 2000, the effective advisory fee rate for the Fund was .75%. Based upon each Fund's net assets for the twelve-month period ended September 30, 2000, the effective advisory fee rate for Kemper Small Cap Value Fund after the Reorganization would be .73% of average daily net assets. Although Fund shareholders are expected to experience a decrease in the effective advisory fee rate after the Reorganization, because of differences in the Funds' respective fee schedules, at certain asset levels Kemper Small Cap Value Fund would bear a higher effective advisory fee rate than the Fund.

Administrative Fee

          On or prior to the Closing, Kemper Small Cap Value Fund will have entered into an administration agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by Kemper Small Cap Value Fund (other than those provided by Scudder Kemper under its investment management agreement with that Fund) in exchange for the payment by Kemper Small Cap Value Fund of an annual administrative services fee (the "Administrative Fee") equal to 0.45% of average daily net assets attributable to the Class S shares. The Administration Agreement is substantially identical to that recently adopted by the Fund, and upon closing, Class S shareholders of Kemper Small Cap Value Fund will pay the same rate of Administrative Fee as is currently borne by Class S shares of the Fund. One effect of this arrangement is to make Kemper Small Cap Value Fund's future expense ratio more predictable. On the other hand, the administrative fee rate will not decrease with increases in asset size or decreased operating expenses. The details of this arrangement (including expenses that are not covered) are set out below.

          Various service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to Kemper Small Cap Value Fund pursuant to separate agreements. Some of these Service Providers may differ from current Service Providers of the Fund. Scudder Fund

Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for Kemper Small Cap Value Fund and maintains its accounting records. State Street Bank and Trust Company ("SSB") is the transfer agent and dividend-paying agent for the Kemper Small Cap Value Fund. Pursuant to a services agreement with SSB, Kemper Service Company, an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of such Fund, and as such, performs all of SSB's duties as transfer agent and dividend paying agent. Scudder Investor Services, Inc. ("SIS"), a wholly-owned subsidiary of Scudder Kemper, will act as the principal underwriter and distributor for the Class S shares of Kemper Small Cap Value Fund and acts as agent of such Fund in the continuous offering of its Class S shares. As custodian, State Street Bank and Trust Company holds the portfolio securities of Kemper Small Cap Value Fund, pursuant to a custodian agreement. Other Service Providers include the independent public accountants and legal counsel for Kemper Small Cap Value Fund.

          Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services to Kemper Small Cap Value Fund described above, except that Scudder Kemper will pay these entities for the provision of their services to Kemper Small Cap Value Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, Kemper Small Cap Value Fund will pay Scudder Kemper the Administrative Fee.

          The proposed Administration Agreement will remain in effect with respect to the Class S shares for an initial term ending September 30, 2003, subject to earlier termination by the directors who oversee Kemper Small Cap Value Fund. The fee payable by Kemper Small Cap Value Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from Kemper Small Cap Value Fund's custodian for cash balances.

          Certain expenses of Kemper Small Cap Value Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). Kemper Small Cap Value Fund will continue to pay the fees required by its investment management agreement with Scudder Kemper.

Comparison of Expenses

          The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class S shares of Kemper Small Cap Value Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of Class S shares of Kemper Small Cap Value Fund following the Reorganization will be lower than the current expense ratio of the Class S shares of the Fund. Except for the "Other Expenses", unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 (prior to the creation of Class S shares of Kemper Small Cap Value Fund) and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period. The "Other Expenses" for the Fund are based upon an estimate, as of September 30, 2000, of expected ongoing operating expenses. The "Other Expenses" for Kemper Small Cap Value Fund and the pro forma Reorganized Fund are based upon the proposed fee schedule under the Administration Agreement.

                           Expense Comparison Table
                                Class S Shares

                                                                        Kemper
                                                                      Small Cap        Pro Forma
                                                  Fund                Value Fund      (Combined)(1)
                                                  ----                ----------       ---------
Shareholder Fees
----------------
Maximum Sales Charge (Load) Imposed on            None                  None                 None
Purchases (as % of offering price)

Maximum Contingent Deferred Sales Charge          None                  None                 None
(Load) (as % of redemption proceeds)

Redemption/Exchange Fee, on shares owned          1.00%                 1.00%                1.00%
less than a year (as % of redemption
proceeds)

Annual Fund Operating Expenses
------------------------------
(as a % of average net assets)
-----------------------------

Management Fees                                   0.75%                 0.73%                0.73%

Rule 12b-1/ASF Fees                               None                  None                 None

Other Expenses                                    0.45%(3)              0.45%                0.45%
                                                ------                ------               ------

Total Fund Operating Expenses                     1.20%                 1.18%                1.18%


Expense Example of Total Operating
----------------------------------
Expenses Assuming Redemption at the
-----------------------------------
End of the Period(2)
-----------------

One Year                                        $  122                $  120               $  120

Three Years                                     $  381                $  375               $  375

Five Years                                      $  660                $  649               $  649

Ten Years                                       $1,455                $1,432               $1,432

  _____________________

Notes to Expense Comparison Table:
----------------------------------
(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to the Reorganization and reflects the effect of the Reorganization.
(2) Expense examples reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same.
(3) "Other Expenses" have been restated to reflect the adoption of a fixed rate administrative fee of 0.45%.

Distribution of Shares

     Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of the Fund and will serve as the principal underwriter for the Class S shares of Kemper Small Cap Value Fund. SIS charges no direct fees in connection with the distribution of shares of the Fund or the Class S shares of Kemper Small Cap Value Fund. Following the Reorganization, shareholders of Class S shares of Kemper Small Cap Value Fund will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis.

Purchases, Exchanges, and Redemptions

     Both Funds are part of the Scudder Kemper complex of mutual funds. At the time of the Closing, the procedures for purchases, exchanges, and redemptions of Class S shares of Kemper Small Cap Value Fund will be identical to those of the Fund. Class S Shares of Kemper Small Cap Value Fund will be exchangeable for Class S shares of most other open-end funds advised by Scudder Kemper offering such shares.

     Services available to shareholders of Kemper Small Cap Value Fund will be identical to those available to shareholders of the Fund and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, exchanges by telephone, and reinvestment privileges. Please see the prospectus of Kemper Small Cap Value Fund for additional information.

Dividends and Other Distributions

     Each Fund intends to distribute dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in December of each year. An additional distribution may be made if necessary. Dividends and distributions of each Fund will be invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

     If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

     Charter Documents

          The Fund is organized as a Massachusetts business trust and is governed by a Declaration of Trust dated October 16, 1985, as amended. Kemper Small Cap Value Fund is organized as a Maryland corporation and is governed by its Articles of Incorporation dated October 14, 1987. Although certain differences between the governing documents exist, it is anticipated that these differences will not result in any substantial difference in the operation or administration of the funds. There are differences in the potential liabilities of shareholders of a Massachusetts business trust as compared to those of a Maryland corporation, as described below under "The Proposed Transaction - Description of the Securities to be Issued."

     Board Members and Officers.

     The Trustees of the Fund are different from the directors of Kemper Small Cap Value Fund. The shareholders of Kemper Small Cap Value Fund are currently voting on a new Board of Directors, which, if approved by the shareholders, will consist of John W. Ballantine, Lewis A. Burnham, Linda C. Coughlin, Donald L. Dunaway, James R. Edgar, William F. Glavin, Robert B. Hoffman, Shirley D. Peterson, Fred B. Renwick, William P. Sommers and John G. Weithers. In addition, the officers of the Fund and Kemper Small Cap Value Fund are different. (See the Statement of Additional Information for further information.)

     Fiscal Year.

     The Fund's fiscal year-end is July 31. Kemper Small Cap Value Fund's fiscal year-end is November 30.

     Transfer Agent.

     The Fund's transfer agent is Scudder Service Corporation. Kemper Small Cap Value Fund's transfer agent is State Street Bank and Trust Company.

     Auditors.

     The Fund's auditors are PricewaterhouseCoopers LLP. Kemper Small Cap Value Fund's auditors are Ernst & Young LLP.

Tax Consequences

     As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                      *               *                *

     The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II.  PRINCIPAL RISK FACTORS

     Because of their similar investment objectives, policies and strategies, the principal risks presented by Kemper Small Cap Value Fund are similar to those presented by the Fund. The main risks applicable to each Fund include, among others, market risk and management risk (i.e., securities selection by the Investment Manager). When small company stock prices fall, the value of an investment in each Fund will fall as well. Small company stocks tend to be more volatile than stocks of larger companies, partly because small companies tend to be more vulnerable to competitive challenges and bad economic news. Stock prices can also be hurt by poor management or other business risks. To the extent that a Fund focuses on a given industry, factors affecting that industry could affect the value of portfolio securities of that Fund. In addition, because each Fund generally invests a large portion of its assets in "value" stocks, the value of an investment in each Fund is subject to a higher degree of the risk that value stocks may be out of favor relative to other types of securities for certain periods. To the extent Kemper Small Cap Value Fund invests outside the U.S., it is also subject to risks associated with foreign securities. The Fund is not generally subject to these risks because it does not typically invest in foreign securities. In addition, to the extent that Kemper Small Cap Value Fund invests in securities rated below investment grade, it is subject to the risk that investments in high yield securities, or "junk bonds," entail relatively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. The Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

     For a further discussion of the investment techniques and risk factors applicable to the Funds, see "Investment Objectives, Policies and Restrictions of the Funds" above, and the prospectuses and statements of additional information for the Funds.

III. THE PROPOSED TRANSACTION

Description of the Plan

     As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Fund to Kemper Small Cap Value Fund in exchange for that number of full and fractional Class S shares having an aggregate net asset value equal to the aggregate net asset value of the Fund as of the close of business on the Valuation Date. Kemper Small Cap Value Fund will assume all of the liabilities of the Fund. The Fund will distribute the Class S shares received in the exchange to the shareholders of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

     Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class S shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Kemper Small Cap Value Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class S shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class S shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class S shares of Kemper Small Cap Value Fund distributed in the Reorganization to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certificates.

     Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of Class S shares of Kemper Small Cap Value Fund received by the shareholder in connection with the Reorganization.

     The obligations of each of the Acquiring Corporation and the Acquired Trust on behalf of Kemper Small Cap Value Fund and the Fund, respectively, under the Plan are subject to various conditions, as stated therein. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To provide for unforseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by _____ __, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Kemper Small Cap Value Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

     The Fund will pay its allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $14,321 (or $0.0014 per share, based on May 31, 2000 shares outstanding for the Fund). Class A, Class B, Class C, and Class I shares of Kemper Small Cap Value Fund will pay their allocable share of expenses associated with the Reorganization (approximately $95,915, $120,540, $25,744, and $1,066, or
$0.0081, $0.0111, $0.0113, and $0.0049 per share, respectively, based on May 31,
2000 shares outstanding of Kemper Small Cap Value Fund).

Board Approval of the Proposed Transaction

     Scudder Kemper first proposed the Reorganization to the Independent Trustees of the Fund at a meeting held on June 5, 2000. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to consolidate its mutual fund lineup and to offer all of the open-end mutual funds it advises under the "Scudder" brand name (see "Synopsis - Background of the Reorganization" above). This initiative includes five major components:

          (i) A change in branding to offer virtually all funds advised by Scudder Kemper under the Scudder name, with a concentration on distribution through financial intermediaries and the AARP Investment Program;

          (ii) The combination of funds with similar investment objectives and policies, including in particular the combination of similar Scudder Funds and Kemper Funds currently offered to the general public;

          (iii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

          (iv) The creation of new classes of shares of each continuing Scudder Fund to facilitate future distribution of such funds through the "intermediary" or broker-sold distribution channel, and the creation of new classes of shares of each Kemper Fund into which a Scudder Fund is merging in order to allow current Scudder Fund shareholders to continue holding a class of shares with similar rights, privileges and expense structures as they currently possess; and

          (v) The implementation by each Kemper Fund of an Administration Agreement similar in scope and structure to the Administration Agreements recently adopted by many of the Scudder Funds.

     The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the June 5 meeting, the Independent Trustees met in person or by telephone on numerous occasions to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals, many of which were accepted.

     Following the conclusion of this process, the Independent Trustees of the Fund, the independent trustees/directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

     On November 13, 2000, the Board of the Fund, including the Independent Trustees of the Fund, approved the terms of the Reorganization and certain related proposals. The Independent Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

     In determining to recommend that the shareholders of the Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Kemper Small Cap Value Fund, and between the estimated operating expenses of Kemper Small Cap Value Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Fund's and Kemper Small Cap Value Fund's investment objectives, policies, restrictions and portfolios; (d) the agreement by Scudder Kemper to provide services to Kemper Small Cap Value Fund for a fixed fee rate under the Administration Agreement with an initial three year term; (e) the service features available to shareholders of the Fund and Kemper Small Cap Value Fund; (f) the costs to be borne by the Fund, Kemper Small Cap Value Fund and Scudder Kemper as a result of the Reorganization; (g) prospects for Kemper Small Cap Value Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Fund, Kemper Small Cap Value Fund and their respective shareholders; (i) the investment performance of the Fund and Kemper Small Cap Value Fund; and (j) possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal.

     The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Fund. As noted above under "Comparison of Expenses," the pro forma expense ratio (reflecting the Administrative Fee) for the combined Fund following the Reorganization is lower than the current expense ratio for the Fund. The Board also considered that the Reorganization would permit the shareholders of the Fund to pursue similar investment goals in a larger fund.

     Based on all of the foregoing, the Board concluded that the Fund's participation in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

     Kemper Small Cap Value Fund is a series of the Acquiring Corporation, a corporation organized under the laws of the state of Maryland on October 15, 1987, as amended. The Acquiring Corporation's authorized capital consists of 3,040,000,000 shares of capital stock, par value $0.01 per share, 840,000,000 of which are allocated to Kemper Small Cap Value Fund. The Directors of the Acquiring Corporation are authorized to divide the Acquiring Corporation's shares into separate series. Kemper Small Cap Value Fund is one of three series of the Acquiring Corporation that the board has created to date. The Directors of the Acquiring Corporation are also authorized to further divide the shares of the series of the Acquiring Corporation into classes. The shares of Kemper Small Cap Value Fund are currently divided into five classes, Class S, Class A, Class B, Class C and Class I. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes bear different expense levels because distribution costs and certain other expenses approved by the Trustees of the Acquiring Trust are borne directly by the class incurring such expenses.

     Each share of each class of Kemper Small Cap Value Fund represents an interest in Kemper Small Cap Value Fund that is equal to and proportionate with each other share of that class of Kemper Small Cap Value Fund. Kemper Small Cap Value Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. The Acquiring Corporation is organized in Maryland, while the Acquired Trust is organized in Massachusetts. Under Massachusetts law, shareholders of a trust such as the Acquired Trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Acquired Trust's Declaration of Trust contains a disclaimer of liability and provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of shareholder liability is limited to circumstances in which the Acquired Trust itself would be unable to meet its obligations. The Acquiring Corporation does not provide such a disclaimer of liability or indemnification to its shareholders, because Maryland law generally does not impose such liability on shareholders.

Federal Income Tax Consequences

     The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Kemper Small Cap Value Fund of all or substantially all of the assets of the Fund in exchange solely for Class S shares and the assumption by Kemper Small Cap Value Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Kemper Small Cap Value Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Kemper Small Cap Value Fund in exchange solely for Class S shares and the assumption by Kemper Small Cap Value Fund of all of the liabilities of the Fund or upon the distribution of the Class S shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Kemper Small Cap Value Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Kemper Small Cap Value Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Kemper Small Cap Value Fund upon the receipt of the assets of the Fund in exchange for Class S shares and the assumption by Kemper Small Cap Value Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class S shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class S shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class S shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

     After the Closing, Kemper Small Cap Value Fund may dispose of certain securities received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

     While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issuance of shares of Kemper Small Cap Value Fund will be passed on by Dechert, Ten Post Office Square - South, Boston, Massachusetts 02109.

Capitalization

     The following table shows on an unaudited basis the capitalization of Kemper Small Cap Value Fund and the Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(1):

                                   Kemper Small Cap  Pro Forma     Pro Forma
                    Fund           Value Fund        Adjustments  (Combined)(2)
                    ----           ----------        -----------   --------
Net Assets
Class S shares      $165,297,361                         --(3)     $165,297,361
Class A shares                      $179,550,919         --(4)     $179,550,919
Class B shares                      $164,831,224         --(4)     $164,831,224
Class C shares                      $ 33,389,311         --(4)     $ 33,389,311
Class I shares                      $  3,826,385         --(4)     $  3,826,385
                                                                   ------------

Total Net Assets                                                   $546,895,200
                                                                   ============

Shares Outstanding
Class S shares         9,436,556                     (227,789)        9,208,767
Class A shares                        10,003,242                     10,003,242
Class B shares                         9,567,429                      9,567,429
Class C shares                         1,928,201                      1,928,201
Class I shares                           207,018                        207,018

Net Asset Value
  per Share
Class S shares      $      17.52                                   $      17.95
Class A shares                      $      17.95                   $      17.95
Class B shares                      $      17.23                   $      17.23
Class C shares                      $      17.32                   $      17.32
Class I shares                      $      18.48                   $      18.48

____________________

(1) Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Kemper Small Cap Value Fund will be received by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Kemper Small Cap Value Fund that actually will be received on or after such date.
(2) Pro forma combined net assets do not reflect expense reductions that would result from the implementation of an administrative fee for Kemper Small Cap Value Fund.
(3) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by the Fund.
(4) Represents one-time proxy, legal, accounting and other costs of the Reorganization to be borne by Kemper Small Cap Value Fund.

   The Board of Trustees  unanimously recommends that the shareholders of the
                      Fund vote in favor of this Proposal.

                             ADDITIONAL INFORMATION

Information about the Funds

     Additional information about the Acquired Trust, the Acquiring Corporation, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International
Place, Boston, Massachusetts 02110-4103, or by calling 1-800-[      ].

     The Acquired Trust and Acquiring Corporation are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Corporation, and those filed by the Acquired Trust, can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison

Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and statements of additional information, and other information about the Trusts and the Funds.

General

     Proxy Solicitation. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. See "The Proposed Transaction - Board Approval of the Proposed Transaction." In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Approval of the Proposal requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Abstentions and broker non-votes and will have the effect of a "no" vote on the Proposal.

     Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the
Meeting. As of February 5, 2001, there were [      ] Class S shares of the Fund
outstanding.

     The Appendix hereto sets forth the beneficial owners of more than 5% of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each other series of the Acquired Trust.

To the best of the applicable Trust's/Corporation's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of either Fund's outstanding shares or the shares of any other series of the Acquired Trust, except as stated on the Appendix.

     Shareholder Communications Corporation ("SCC") has been engaged to assist
in the solicitation of proxies, at an estimated cost of $[    ]. As the Meeting
date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card(s), and ask for the shareholder's instructions on the Proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at
1-800-[     ].  Any proxy given by a shareholder is revocable until voted at the Meeting.

     Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

     Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Acquired Trust and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


By Order of the Board,



/s/ John Millette

John Millette
Secretary

                        INDEX OF EXHIBITS AND APPENDIX

EXHIBIT A:    FORM OF AGREEMENT AND PLAN OF REORGANIZATION......................

EXHIBIT B:    MANAGEMENT'S DISCUSSION OF KEMPER SMALL CAP VALUE FUND'S
              PERFORMANCE.......................................................

APPENDIX:     BENEFICIAL OWNERS OF FUND SHARES..................................

                                   EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [ ] day of [     ], 2001, by and among Kemper Value Series, Inc. (the
"Acquiring Corporation"), a Maryland corporation, on behalf of Kemper Small Cap Value Fund (the "Acquiring Fund"), a separate series of the Acquiring Corporation, Scudder Securities Trust (the "Acquired Trust"), a Massachusetts business trust, on behalf of Scudder Small Company Value Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust, and Scudder Kemper Investments, Inc. ("Scudder Kemper"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The principal place of business of the Acquiring Corporation is 222 South Riverside Plaza, Chicago, Illinois 60606 and the principal place of business of the Acquired Trust is Two International Place, Boston, Massachusetts 02110-4103.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class S voting shares of capital stock ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class S shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class S Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class S shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.6.

     1.4.  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class S Acquiring Fund Shares to be so credited to the Class S Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class S shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.   VALUATION

     2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Charter, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

     2.2. The net asset value of a Class S Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class S Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of a Class S share shall be equal to the net asset value of one Class S A Acquiring Fund Share.

     2.3. The number of the Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class S shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.   CLOSING AND CLOSING DATE

     3.1.  The Closing of the transactions contemplated by this Agreement shall
be [   ], 2001, or such later date as the parties may agree in writing (the
"Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert, Ten Post Office Square - South, Boston, MA 02109, or at such other place and time as the parties may agree.

     3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

     3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. Scudder Service Corporation, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class S shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.6. The liabilities of the Acquired Fund shall include all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board members.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

           (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

           (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

           (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the

Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

          (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result
(i) in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the
Acquired Fund at and for the fiscal year ended [       ], 200[ ], have been
audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g)  Since [     ], 200[ ], there has not been any material adverse
change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

          (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of Scudder Service Corporation, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

          (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     4.2. The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

           (a) The Acquiring Corporation is a corporation organized and validly existing under the laws of the state of Maryland with power under the Acquiring Corporation's Charter, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation's Charter. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

           (b) The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

           (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

           (d) The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result
(i) in violation of Massachusetts law or of the Acquiring Corporation's Charter, as amended, or By-Laws, or (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

           (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the
Acquiring Fund at and for the fiscal year ended [      ], 200[ ], have been
audited by Ernst & Young LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since [     ], 200[ ], there has not been any material adverse
change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

          (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recognizing that, under Maryland law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

          (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Maryland law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

          (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

          (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

          5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

          5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no
later than [   ], 2001.

          5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

          5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

          5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

          5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

          5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and
(ii) assume the liabilities from the Acquired Fund.

     5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Wilkie Farr & Gallagher to render the tax opinion contemplated herein in Section 8.5.

     5.14. At or immediately prior to the Closing, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

          (a) The Acquiring Corporation has been duly formed and is a Maryland corporation; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Corporation's Charter, as amended, or By-laws; and
(e) to the knowledge of such counsel, and without any independent investigation,
(i) the Acquiring Corporation is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Corporation, (ii) the Acquiring Corporation is duly registered as an investment company with the Commission and is not subject to any stop order; and
(iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the state of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

          The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

     6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

     6.5. The Acquiring Fund shall have (i) adopted a new investment management agreement, (ii) entered into an administrative services agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper") and (iii) adopted security valuation procedures identical to the Acquired Fund's, each in a form reasonably satisfactory to the Acquired Fund.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

          (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

          The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

     7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Fund and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.   INDEMNIFICATION

     9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

     10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     10.2. Each Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses
in excess of $[     ] for the Acquiring Fund and $[    ] for the Acquired Fund
(approximately $[     ] and $[     ] per share, respectively, based on [    ],
200[ ] net assets for each Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before
[    ], 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Joseph
R. Fleming, Esq., or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Joseph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. References in this Agreement to the Acquired Trust mean and refer to the Board members of the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquired Trust conducts its business. It is expressly agreed that the obligations of the Acquired Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquired Trust or the Acquired Fund personally, but bind only the property of the Acquired Fund, as provided in the Acquired Trust's Declaration of Trust. Moreover, no series of the Acquired Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquired Trust's Board members, on behalf of the Acquired Fund, and this Agreement has been signed by authorized officers of the Acquired Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund, as provided in the Acquired Trust's Declaration of Trust.

     Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquired Fund shall constitute the obligations, agreements, representations and warranties of the Acquired Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquired Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Massachusetts, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                         SCUDDER SECURITIES TRUST
                                on behalf of Scudder Small Company Value Fund
________________________
Secretary
                                _______________________________
                                By:____________________________
                                Its:___________________________


Attest:                         KEMPER VALUE SERIES, INC.
                                on behalf of Kemper Small Cap Value Fund
________________________
Secretary
                                ________________________________
                                By:_____________________________
                                Its:____________________________


AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO

SCUDDER KEMPER INVESTMENTS, INC.

_______________________________
By:____________________________
Its:___________________________

                                   EXHIBIT B

     MANAGEMENT'S DISCUSSION OF KEMPER SMALL CAP VALUE FUND'S PERFORMANCE

                               [To be provided]

                                   APPENDIX

                       Beneficial Owners of Fund Shares

          This proxy statement/prospectus is accompanied by Kemper Small Cap Value Fund's prospectus offering Class S shares dated February 1, 2001, which was previously filed with the Commission via EDGAR on November 30, 2000 (File No. 811-05385) and is incorporated by reference herein.

          Kemper Small Cap Value Fund's statement of additional information offering Class S shares dated February 1, 2001, which was previously filed with the Commission via EDGAR on November 30, 2000 (File No. 811-05385), is incorporated by reference herein.

          Scudder Small Company Value Fund's statement of additional information dated October 1, 2000, which was previously filed with the Commission via EDGAR on September 29, 2000 (File No. 2-36238), is incorporated by reference herein.

                                    PART B

                           KEMPER VALUE SERIES, INC.

              ---------------------------------------------------

                      Statement of Additional Information
                               March [  ], 2001

              ---------------------------------------------------

Acquisition of the Assets of            By and in Exchange for Shares of
Scudder Small Company Value Fund,       Kemper Small Cap Value Fund, a series of
a series of                             Kemper Value Series, Inc. (the
Scudder Securities Trust                "Acquiring Corporation")
Two International Place                 222 South Riverside Plaza
Boston, MA 02110-4103                   Chicago, IL 60606

          This Statement of Additional Information is available to the shareholders of Scudder Small Company Value Fund in connection with a proposed transaction whereby Kemper Small Cap Value Fund will acquire all or substantially all of the assets and all of the liabilities of Scudder Small Company Value Fund in exchange for shares of Kemper Small Cap Value Fund (the "Reorganization").

          This Statement of Additional Information of the Acquiring Corporation contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Corporation relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Kemper Small Cap Value Fund's statement of additional information offering Class S shares dated February 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on November 30, 2000 (File No. 811-05385) and is incorporated by reference herein.

2. Kemper Small Cap Value Fund's annual report to shareholders for the fiscal year ended November 30, 1999, which was previously filed with the Commission via EDGAR on February 1, 2000 (File No. 811-05385) and is incorporated by reference herein.

3. Kemper Small Cap Value Fund's semi-annual report to shareholders for the period ended May 31, 2000, which was previously filed with the Commission via EDGAR on July 28, 2000 (File No. 811-05385) and is incorporated by reference herein.

4. Scudder Small Company Value Fund's prospectus dated October 1, 2000, which was previously filed with the Commission via EDGAR on September 29, 2000 (File No. 811-02021) and is incorporated by reference herein.

5. Scudder Small Company Value Fund's statement of additional information October 1, 2000, which was previously filed with the Commission via EDGAR on September 29, 2000 (File No. 811-02021) and is incorporated by reference herein.

6. Scudder Small Company Value Fund's annual report to shareholders for the fiscal year ended July 31, 2000, which was previously filed with the Commission via EDGAR on September 22, 2000 (File No. 811-02021) and is incorporated by reference herein.

7. The financial statements and schedules of Kemper Small Cap Value Fund and Scudder Small Company Value Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

          This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March [ ], 2000 relating to the Reorganization may be obtained by writing Scudder Small Company Value Fund at Two International Place,
Boston, Massachusetts 02110-4103 or by calling [       ] at 1-800-[        ].
This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

Pro Forma
Portfolio of Investments
as of September 30, 2000

                                                      Kemper Small  Scudder Small  Pro Forma  Kemper Small  Scudder Small  Pro Forma
                                                        Cap Value   Company Value   Combined   Cap Value    Company Value   Combined
                                                        Par/Share     Par/Share    Par/Share     Market         Market       Market
REPURCHASE AGREEMENTS 1.5%                                Amount        Amount       Amount     Value ($)      Value ($)   Value ($)
                                                      ------------------------------------------------------------------------------
                            Repurchase Agreement
                            with State Street Bank,
                            6.48%, 10/02/2000            5,446,000      2,739,000  8,185,000     5,446,000      2,739,000  8,185,000

                                                                                              --------------------------------------
Total Repurchase Agreements (Cost of $5,446,000,
 $2,739,000, $8,185,000 respectively)                                                            5,446,000      2,739,000  8,185,000
                                                                                              ======================================
COMMON STOCKS 98.5%
  COMMUNICATIONS    1.7%
                            AVT Corp.                      188,900                   188,900     1,050,756                 1,050,756
                            CT Communications, Inc.         43,700                    43,700       887,656                   887,656
                            Commonwealth Telephone
                             Enterprises, Inc.              18,300                    18,300       674,812                   674,812
                            General Communication,
                             Inc.                          117,900                   117,900       843,721                   843,721
                            IDT Corp.                        5,100                     5,100       198,262                   198,262
                            North Pittsburgh Systems,
                             Inc.                           94,300                    94,300     1,284,837                 1,284,837
                            Plantronics, Inc.                3,600                     3,600       136,800                   136,800
                            Tut Systems, Inc.               13,700                    13,700     1,182,481                 1,182,481
                            Westell Technologies, Inc.      76,100                    76,100       979,787                   979,787
                            Xircom, Inc.                    70,800                    70,800     1,787,700                 1,787,700
                            US LEC Corp.                    33,900                    33,900       290,268                   290,268
                                                                                              --------------------------------------
                                                                                                 9,317,080                 9,317,080
                                                                                              --------------------------------------
  CONSTRUCTION      8.1%
                            Ameron International Corp.                     50,900     50,900                    1,870,575  1,870,575
                            Building Materials Holding
                             Corp.                                          1,500      1,500                       13,312     13,312
                            Elcor Corp.                     41,825                    41,825       606,462                   606,462
                            Engle Homes, Inc.                               1,100      1,100                       17,118     17,118
                            Florida Rock Industries,
                             Inc.                           32,400         32,900     65,300     1,277,775      1,297,493  2,575,268
                            Genlyte Group, Inc.             30,200            500     30,700       771,987         12,781    784,768
                            Hovnanian Enterprises Inc.                      1,400      1,400                       10,412     10,412
                            Lennar Corp.                                   36,096     36,096                    1,071,600  1,071,600
                            MDC Holdings, Inc.              22,200         53,300     75,500       577,200      1,385,800  1,963,000
                            Mestek, Inc.                                      700        700                       11,462     11,462
                            NCI Building Systems, Inc.                     76,000     76,000                    1,111,500  1,111,500
                            Nortek, Inc.                    21,100         54,700     75,800       369,250        957,250  1,326,500
                            Pitt-Des Moines, Inc.                          26,800     26,800                      814,050    814,050
                            Pope & Talbot, Inc              26,000         26,100     52,100       372,125        373,556    745,681
                            Ryland Group, Inc.                             44,600     44,600                    1,382,600  1,382,600
                            Schuler Homes, Inc.                             2,200      2,200                       21,312     21,312
                            Skyline Corp.                                  41,100     41,100                      875,943    875,943
                            Southdown, Inc.                 88,200                    88,200     6,284,250                 6,284,250
                            Texas Industries, Inc.                         33,800     33,800                    1,077,375  1,077,375
                            Toll Brothers Inc.                             19,900     19,900                      684,062    684,062
                            Universal Forest Products,
                             Inc.                           36,300         73,700    110,000       414,614        841,792  1,256,406
                            Del Webb Corp.                 255,500         48,100    303,600     7,090,125      1,334,775  8,424,900
                            Crossmann Communities,
                             Inc.                                          39,000     39,000                      770,250    770,250
                            D.R. Horton, Inc.                              34,008     34,008                      584,512    584,512
                            Dal-Tile International,
                             Inc.                                           5,500      5,500                       68,750     68,750
                            Emcor Group, Inc.               59,500         26,700     86,200     1,547,000        694,200  2,241,200

                         Modtech Holdings, Inc.                          210         210                       2,073        2,073
                         NVR Inc.                         23,200      33,800      57,000     1,879,200     2,737,800    4,617,000
                         Standard Pacific Corp.           39,300     124,900     164,200       707,400     2,248,200    2,955,600
                                                                                           ---------------------------------------
                                                                                            21,897,388    22,270,553   44,167,941
                                                                                           ---------------------------------------
       CONSUMER
  DISCRETIONARY   8.7%

                         American Woodmark Corp.          54,100                  54,100     1,068,475                  1,068,475
                         Ames Department Stores, Inc.                    500         500                       2,890        2,890
                         Anchor Gaming                    39,100                  39,100     3,110,893                  3,110,893
                         Avis Rent A Car, Inc.                        23,200      23,200                     687,300      687,300
                         Aztar Corp.                                  66,400      66,400                   1,020,900    1,020,900
                         Brookstone, Inc.                                500         500                       7,000        7,000
                         Brown Shoe Company, Inc.                     27,800      27,800                     255,412      255,412
                         The Buckle, Inc.                 14,500                  14,500       168,562                    168,562
                         Burlington Coat Factory
                          Warehouse Corp.                             28,500      28,500                     407,906      407,906
                         CEC Entertainment, Inc.          92,700         600      93,300     2,966,400        19,200    2,985,600
                         Cato Corp.                       91,000      47,200     138,200     1,137,500       590,000    1,727,500
                         Cellstar Corp.                   77,500                  77,500       244,609                    244,609
                         Central Garden & Pet Co.                     40,200      40,200                     278,887      278,887
                         Charming Shoppes, Inc.          118,800      80,000     198,800       619,987       417,500    1,037,487
                         Coachmen Industries, Inc.                    10,000      10,000                     104,375      104,375
                         Deb Shops, Inc.                 102,400      51,900     154,300     1,216,000       616,312    1,832,312
                         Dress Barn Inc.                  51,500      72,200     123,700     1,081,500     1,516,200    2,597,700
                         Fairfield Communities, Inc.      46,300                  46,300       468,787                    468,787
                         Finlay Enterprises, Inc.                        600         600                       8,400        8,400
                         The Finish Line, Inc.                           600         600                       4,387        4,387
                         Fred's, Inc.                                  8,000       8,000                     179,500      179,500
                         Friedman's, Inc.                            104,300     104,300                     521,500      521,500
                         Garan, Inc.                                     500         500                      11,125       11,125
                         Genesco Inc.                    146,500       1,700     148,200     2,481,343        28,793    2,510,136
                         Goody's Family Clothing, Inc.    92,800      97,500     190,300       365,400       383,906      749,306
                         Handleman Company                 5,000                   5,000        61,875                     61,875
                         Hartmarx Corp.                               11,600      11,600                      34,800       34,800
                         Haverty Furniture Co., Inc.       7,200     115,000     122,200        78,750     1,257,812    1,336,562
                         Hot Topic Inc                     5,000                   5,000       150,000                    150,000
                         K-Swiss Inc.                     33,900                  33,900       762,750                    762,750
                         Kellwood Co.                                  6,000       6,000                     109,500      109,500
                         Lithia Motors, Inc.                           4,900       4,900                      59,412       59,412
                         Steven Madden, Ltd.                             200         200                       1,725        1,725
                         NPC International, Inc.         188,200      78,200     266,400     1,840,831       764,893    2,605,724
                         O'Charley's Inc.                 93,100      35,700     128,800     1,146,293       439,556    1,585,849
                         Oxford Industries, Inc.                      51,700      51,700                     924,137      924,137
                         Pacific Sunwear of California,
                          Inc.                            15,250                  15,250       285,937                    285,937
                         PETCO Animal Supplies, Inc.                  31,700      31,700                     691,456      691,456
                         Phillips-Van Heusen Corp.                    50,900      50,900                     524,906      524,906
                         Pier 1 Imports, Inc.                          6,000       6,000                      81,375       81,375
                         Pinnacle Entertainment, Inc.     59,100      79,100     138,200     1,285,425     1,720,425    3,005,850
                         Prime Hospitality Corp.                      93,500      93,500                     946,687      946,687
                         Ruby Tuesday, Inc.              174,600      10,300     184,900     1,964,250       115,875    2,080,125
                         Ryan's Family Steak Houses,
                          Inc.                            28,300     138,200     166,500       217,556     1,062,412    1,279,968
                         Scotts Company                               10,100      10,100                     338,350      338,350
                         Shopko Stores, Inc.              38,300      61,600      99,900       397,362       639,100    1,036,462
                         Spiegel Inc.                     54,200                  54,200       379,400                    379,400
                         Stride Rite Corp.                           111,300     111,300                     563,456      563,456
                         Systemax Inc.                                53,500      53,500                     147,125      147,125
                         Tarrant Apparel Group            35,000                  35,000       262,500                    262,500

                         Thor Industries, Inc.                           13,100     13,100                    302,937      302,937
                         United Auto Group, Inc.                         57,400     57,400                    473,550      473,550
                         United Retail Group, Inc.                       55,200     55,200                    303,600      303,600
                         Value City Department Stores, Inc.              39,800     39,800                    328,350      328,350
                         VICORP Restaurants, Inc.                         1,100      1,100                     21,450       21,450
                         Wolverine World Wide, Inc.           152,600              152,600     1,421,087                 1,421,087
                         CBRL Group, Inc.                                40,000     40,000                    575,000      575,000
                         Jo-Ann Stores, Inc.                             11,300     11,300                     81,925       81,925
                         Mikasa, Inc.                                     7,500      7,500                    122,812      122,812
                         Musicland Stores Corp.                             900        900                      6,356        6,356
                         Trans World Entertainment Corp.      107,400   115,600    223,000     1,074,000    1,156,000    2,230,000
                         Tropical Sportswear Int'l Corp.                    300        300                      5,100        5,100
                                                                                             --------------------------------------
                                                                                              26,257,472   20,861,575   47,119,047
                                                                                             --------------------------------------
 CONSUMER STAPLES  6.2%
                         Chattem, Inc.                         59,600               59,600       569,925                   569,925
                         Collins & Aikman Corp.                          13,500     13,500                     63,281       63,281
                         Corn Products international           29,400               29,400       668,850                   668,850
                         Earthgrains Co.                       51,900    30,000     81,900       956,906      553,125    1,510,031
                         International Multifoods Corp.                  10,400     10,400                    180,700      180,700
                         J & J Snack Foods Corp.               82,400    24,300    106,700     1,066,050      314,381    1,380,431
                         Jack in the Box Inc.                  52,300               52,300     1,121,181                 1,121,181
                         Lance, Inc.                           34,600    52,900     87,500       336,268      514,121      850,389
                         Michael Foods, Inc.                   34,200    61,200     95,400       799,425    1,430,550    2,229,975
                         National Beverage Corp.                            800        800                      5,850        5,850
                         Nautica Enterprises, Inc.            131,700              131,700     1,703,868                 1,703,868
                         Performance Food Group Co.           164,000     5,600    169,600     6,170,500      210,700    6,381,200
                         Pilgrim's Pride Corp.                          121,300    121,300                    833,937      833,937
                         Pilgrim's Pride Corp. "A"                       54,150     54,150                    284,287      284,287
                         Polymer Group, Inc.                   57,400   110,600    168,000       423,325      815,675    1,239,000
                         Ralcorp Holdings, Inc.                             600        600                      8,475        8,475
                         Riviana Foods, Inc.                             88,900     88,900                  1,483,518    1,483,518
                         Russ Berrie & Co., Inc.               10,300     5,400     15,700       203,425      106,650      310,075
                         Salton, Inc.                          66,800       100     66,900     2,158,475        3,231    2,161,706
                         Schweitzer-Mauduit International,
                         Inc.                                  66,600    62,600    129,200       890,775      837,275    1,728,050
                         Springs Industries, Inc.             161,100    12,800    173,900     4,541,006      360,800    4,901,806
                         Applica, Inc.                         73,900    78,600    152,500       457,256      486,337      943,593
                         WILD OATS MARKETS INC                           39,500     39,500                    464,125      464,125
                         Fresh Del Monte Produce Inc.         441,700              441,700     2,898,656                 2,898,656
                                                                                             --------------------------------------
                                                                                              24,965,891    8,957,018   33,922,909
                                                                                             --------------------------------------
         DURABLES  6.4%
                         Aaron Rents, Inc.                     23,800    38,200     62,000       306,425      491,825      798,250
                         Aeroflex, Inc.                        45,975               45,975     2,235,534                 2,235,534
                         Alliant Techsystems, Inc. *           18,900               18,900     1,552,162                 1,552,162
                         AMERCO                                          20,500     20,500                    401,031      401,031
                         Borg-Warner Automotive Inc.          142,700              142,700     4,726,937                 4,726,937
                         Brooktrout Technology Inc.            49,100               49,100     1,617,231                 1,617,231
                         Corsair Communications, Inc.          33,300               33,300       260,156                   260,156
                         Curtiss-Wright Corp.                            70,500     70,500                  3,326,718    3,326,718
                         Dollar Thrifty Automotive Group,
                          Inc.                                304,800    54,700    359,500     6,019,800    1,080,325    7,100,125
                         Dura Automotive Systems, Inc.                    7,227      7,227                     66,736       66,736
                         Electro Rent Corp.                              38,700     38,700                    493,425      493,425
                         ESCO Technologies, Inc.                         20,000     20,000                    350,000      350,000
                         GenCorp, Inc.                                   71,000     71,000                    576,875      576,875
                         Glenayre Technologies, Inc.           40,000               40,000       435,000                   435,000
                         Kaman Corp.                                    108,600    108,600                  1,371,075    1,371,075

                     Kellstrom Industries, Inc.                          11,200     11,200                     58,100       58,100
                     McGrath Rentcorp                                    73,000     73,000                  1,387,000    1,387,000
                     NACCO Industries, Inc.                               4,800      4,800                    201,600      201,600
                     Oshkosh Truck Corp.                       15,200    21,550     36,750       589,000      835,062    1,424,062
                     Primex Technologies, Inc.                 39,600    76,400    116,000     1,150,875    2,220,375    3,371,250
                     Sequa Corp.                                         34,700     34,700                  1,474,750    1,474,750
                     A.O. Smith Corp.                                    12,700     12,700                    159,543      159,543
                     Spectralink Corp.                         31,500               31,500       297,281                   297,281
                     Superior Telecom Inc.                               40,376     40,376                    242,256      242,256
                     Terex Corp.                               24,000    30,500     54,500       313,500      398,406      711,906
                     Tower Automotive, Inc.                              39,500     39,500                    370,312      370,312
                                                                                             --------------------------------------
                                                                                              19,503,901   15,505,414   35,009,315
                                                                                             --------------------------------------
     ENERGY    1.8%
                     Atwood Oceanics, Inc.                     28,600               28,600     1,192,262                 1,192,262
                     Basin Exploration, Inc.                   30,000               30,000       585,000                   585,000
                     Cross Timbers Oil Company                113,550              113,550     2,178,740                 2,178,740
                     Giant Industries, Inc.                   214,600              214,600     1,126,650                 1,126,650
                     Kaneb Services, Inc.                                 3,400      3,400                     15,725       15,725
                     Key Production Co., Inc.                  31,000    34,900     65,900       683,937      769,981    1,453,918
                     Oceaneering International, Inc.           81,000               81,000     1,346,625                 1,346,625
                     Patina Oil & Gas Corporation              32,500    32,000     64,500       650,000      640,000    1,290,000
                     Seitel, Inc.                              33,900               33,900       487,312                   487,312
                     Clayton Williams Energy, Inc.              4,600                4,600       186,300                   186,300
                     Energy East Corp                                        12         12                        271          271
                                                                                             --------------------------------------
                                                                                               8,436,826    1,425,977    9,862,803
                                                                                             --------------------------------------
  FINANCIAL   15.1%
                     Alfa Corporation                          44,200               44,200       770,737                   770,737
                     Delphi Financial Group, Inc.              25,704    32,904     58,608     1,041,012    1,332,612    2,373,624
                     Dime Community Bancshares                 47,600    53,100    100,700     1,178,100    1,314,225    2,492,325
                     Downey Financial Corp.                    20,000    26,200     46,200       790,000    1,034,900    1,824,900
                     Farm Family Holdings, Inc.                70,200    13,500     83,700     2,220,075      426,937    2,647,012
                     Fidelity National Financial, Inc.                   55,658     55,658                  1,377,535    1,377,535
                     First American Financial Co.              70,000               70,000     1,461,250                 1,461,250
                     First Republic Bank                       40,800    21,000     61,800     1,229,100      632,625    1,861,725
                     First Federal Financial Corp.             88,800   122,800    211,600     2,042,400    2,824,400    4,866,800
                     GBC Bancorp                               64,500    56,000    120,500     2,197,031    1,907,500    4,104,531
                     Grubb & Ellis Co.                                    1,400      1,400                      8,575        8,575
                     Harleysville Group, Inc.                            74,900     74,900                  1,424,270    1,424,270
                     ITLA Capital Corp.                                     700        700                     10,368       10,368
                     Imperial Bancorp                         269,164              269,164     5,147,761                 5,147,761
                     Kansas City Life Insurance Co.                      10,400     10,400                    343,200      343,200
                     LandAmerica Financial Group, Inc.        115,000    54,900    169,900     3,284,687    1,568,081    4,852,768
                     The Midland Co.                            3,500    28,900     32,400        92,750      765,850      858,600
                     National Western Life Insurance Co.                 12,900     12,900                    941,700      941,700
                     PMA Capital Corp.                         77,900    57,400    135,300     1,402,200    1,033,200    2,435,400
                     Parkvale Financial Corp.                               775        775                     13,950       13,950
                     Penn Treaty American Corp.                          51,300     51,300                    933,018      933,018
                     Philadelphia Consolidated Holding
                      Corp.                                    79,800    27,700    107,500     1,665,825      578,237    2,244,062
                     Phoenix Investment Partners, Ltd.        194,700              194,700     3,017,850                 3,017,850
                     Prentiss Properties Trust                280,200              280,200     7,320,225                 7,320,225
                     RLI Corp.                                 48,100    37,600     85,700     1,854,856    1,449,950    3,304,806
                     Resource America, Inc.                              24,000     24,000                    204,000      204,000
                     St. Francis Capital Corp.                 62,200               62,200       956,325                   956,325
                     Selective Insurance Group, Inc.           55,700    37,500     93,200       995,637      670,312    1,665,949
                     Stewart Information Services Corp.        57,200    61,600    118,800       879,450      947,100    1,826,550

                Triad Guaranty Inc.                                      38,300      38,300                    1,139,425   1,139,425
                AmerUS Group, Inc.                          32,100                   32,100        826,575                   826,575
                Bok Financial Corp.                                      22,727      22,727                      420,449     420,449
                Bay View Capital Corp.                                   32,900      32,900                      353,675     353,675
                CB Richard Ellis Services, Inc.                          28,000      28,000                      343,000     343,000
                CNA Surety Corp.                           100,100                  100,100      1,151,150                 1,151,150
                Doral Financial Corp.                                    25,100      25,100                      406,306     406,306
                First Citizens BancShares, Inc.                           1,200       1,200                       85,875      85,875
                First Sentinel Bancorp Inc.                              40,800      40,800                      388,875     388,875
                First Washington Bancorp, Inc.              78,500       31,300     109,800      1,231,468       491,018   1,722,486
                Fortress Investment Corp.                  388,759                  388,759      5,005,272                 5,005,272
                MAF Bancorp, Inc.                           31,500       50,600      82,100        783,562     1,258,675   2,042,237
                New Century Financial Corp.                 65,100                   65,100        756,787                   756,787
                PFF Bancorp, Inc.                          103,000       19,200     122,200      2,240,250       417,600   2,657,850
                SCPIE Holdings Inc.                         16,200                   16,200        326,025                   326,025
                Trammell Crow Co.                                           300         300                        4,500       4,500
                Walter Industries, Inc.                    101,400      142,100     243,500        899,925     1,261,137   2,161,062
                White Mountains Insurance Group, Inc.        5,100                    5,100      1,391,662                 1,391,662
                                                                                             ---------------------------------------
                                                                                                54,159,947    28,313,080  82,473,027
                                                                                             ---------------------------------------
HEALTH    11.8%

                Acuson Corporation                         118,900                  118,900      2,704,975                 2,704,975
                Advance Paradigm, Inc. *                    86,300                   86,300      3,640,781                 3,640,781
                Alpharma Inc.                               25,300                   25,300      1,546,462                 1,546,462
                Bacou USA, Inc.                            132,800                  132,800      3,444,500                 3,444,500
                Bio-Rad Laboratories, Inc.                  47,500                   47,500      1,069,225                 1,069,225
                Catalytica, Inc.                            41,400                   41,400        512,325                   512,325
                Conmed Corp.                               264,400                  264,400      3,618,975                 3,618,975
                Cooper Companies, Inc.                      75,600       12,400      88,000      2,674,350       438,650   3,113,000
                Covance, Inc.                               32,000                   32,000        262,000                   262,000
                Coventry Health Care, Inc.                 183,300       44,100     227,400      2,772,412       667,012   3,439,424
                DVI, Inc.                                                44,400      44,400                      863,025     863,025
                Hooper Holmes, Inc.                         84,200                   84,200        800,742                   800,742
                NBTY Inc.                                                 1,400       1,400                        9,143       9,143
                PAREXEL International Corp.                152,700          200     152,900      1,297,950         1,700   1,299,650
                Pharmaceutical Product Development          17,200                   17,200        456,875                   456,875
                Polymedica Industries, Inc.                 10,900                   10,900        467,337                   467,337
                Province Healthcare Co.                     86,850                   86,850      3,468,571                 3,468,571
                Quorom Health Group, Inc.                  526,200       18,200     544,400      6,840,600       236,600   7,077,200
                RehabCare Group, Inc.                       19,700          900      20,600        837,250        38,250     875,500
                Res-Care, Inc.                              33,400                   33,400        152,387                   152,387
                ResMed, Inc.                                29,700                   29,700        928,125                   928,125
                Ribozyme Pharmaceuticals, Inc.              18,000                   18,000        522,000                   522,000
                Sicor Inc                                  158,300                  158,300      1,622,575                 1,622,575
                Stericycle, Inc.                                          9,400       9,400                      230,300     230,300
                Theragenics Corp.                          115,300                  115,300        749,450                   749,450
                Twinlab Corp.                              140,000                  140,000        612,500                   612,500
                Vital Signs Inc.                            84,200                   84,200      2,231,300                 2,231,300
                Wesley Jessen VisionCare, Inc.              16,600                   16,600        638,062                   638,062
                Zoll Medical Corporation                     9,100                    9,100        443,625                   443,625
                AmeriPath, Inc.                            239,500       77,700     317,200      3,472,750     1,126,650   4,599,400
                Hanger Orthopedic Group, Inc.              149,000                  149,000        558,750                   558,750
                Impath Inc.                                 41,200                   41,200      2,600,750                 2,600,750
                Laboratory Corp. of America Holdings        17,000        2,620      19,620      2,035,750       313,745   2,349,495
                Pharmacopeia, Inc.                          15,600                   15,600        397,800                   397,800
                Prime Medical Services, Inc.                                400         400                        3,100       3,100
                Rightchoice Managed care, Inc.              27,000       20,200      47,200        654,750       489,850   1,144,600

                        Syncor International Corp.                   95,300       700     96,000    3,508,231    25,768    3,533,999
                        Triad Hospitals, Inc.                        15,500               15,500      455,312                455,312
                        US Oncology, Inc.                           147,500   100,100    247,600      668,359   453,578    1,121,937
                        Ventana Medical Systems, Inc.                27,100               27,100      687,662                687,662
                                                                                                   ---------------------------------
                                                                                                   59,355,468 4,897,371   64,252,839
                                                                                                   ---------------------------------
MANUFACTURING     10.8%
                        Alltrista Corp.                                        20,500     20,500                425,375      425,375
                        American Axle & Manufacturing
                          Holdings, Inc.                            490,700              490,700    5,275,025              5,275,025
                        Astec Industries, Inc.                                 25,600     25,600                280,000      280,000
                        Barnes Group, Inc.                                     21,700     21,700                398,737      398,737
                        Barnett, Inc.                                             800        800                 10,450       10,450
                        Briggs & Stratton Corp.                      47,000               47,000    1,777,187              1,777,187
                        Buckeye Technologies, Inc.                  113,500              113,500    2,355,125              2,355,125
                        C&D Technologies, Inc.                                  2,500      2,500                141,875      141,875
                        Cascade Corporation                          70,000               70,000    1,225,000              1,225,000
                        Chesapeake Corp.                                       22,100     22,100                425,425      425,425
                        Concord Camera Corp                          40,400               40,400    1,035,250              1,035,250
                        CoorsTek, Inc.                                          7,725      7,725                295,481      295,481
                        Ethyl Corp.                                            11,000     11,000                 15,812       15,812
                        FSI International, Inc.                      55,000               55,000      783,750                783,750
                        Federal-Mogul Corp.                                    27,100     27,100                147,356      147,356
                        Fleetwood Enterprises, Inc.                 126,700    26,100    152,800    1,718,368   353,981    2,072,349
                        Gardner Denver Inc.                          28,300    55,900     84,200      459,875   908,375    1,368,250
                        General Cable Corp.                         178,300    37,400    215,700    1,348,393   282,837    1,631,230
                        P.H. Glatfelter Co.                          37,200               37,200      451,050                451,050
                        Griffon Corp.                                         171,200    171,200              1,294,700    1,294,700
                        Hughes Supply, Inc.                                    50,950     50,950                999,639      999,639
                        Katy Industries, Inc.                                     300        300                  2,100        2,100
                        Lennox International Inc.                                 268        268                  2,512        2,512
                        MascoTech, Inc.                                        90,800     90,800              1,503,875    1,503,875
                        Meade Intruments Group                       31,100               31,100      627,831                627,831
                        Methode Electronics                          11,800               11,800      522,887                522,887
                        Mueller Industries, Inc.                               29,800     29,800                668,637      668,637
                        Myers Industries, Inc.                      329,427    59,675    389,102    4,179,603   757,126    4,936,729
                        NCH Corp.                                              40,800     40,800              1,440,750    1,440,750
                        Owens & Minor, Inc.                                    18,400     18,400                289,800      289,800
                        Park-Ohio Holdings Corp.                                  400        400                  3,150        3,150
                        Penn Engineering & Manufacturing Corp.       22,000               22,000      691,625                691,625
                        Quaker Chemical Corp.                                     700        700                 11,900       11,900
                        RadiSys Corp.                                20,050               20,050    1,013,778              1,013,778
                        Reliance Steel & Aluminum Co.                          82,350     82,350              1,734,496    1,734,496
                        SPS Technologies, Inc.                        3,600    36,100     39,700      174,600 1,750,850    1,925,450
                        Shaw Group, Inc.                             13,300     3,800     17,100      937,650   267,900    1,205,550
                        Sipex Corp.                                  59,800               59,800    2,515,337              2,515,337
                        L.S. Starrett Corp.                                    43,200     43,200                831,600      831,600
                        Stepan Co.                                             50,000     50,000              1,003,125    1,003,125
                        II-VI Inc                                    16,000               16,000      298,750                298,750
                        United Stationers Inc.                       15,000    34,500     49,500      403,125   927,187    1,330,312
                        Varco International Inc                      31,563               31,563      656,904                656,904
                        Wabash National Corp.                                  34,400     34,400                313,900      313,900
                        Watsco, Inc.                                            3,900      3,900                 40,131       40,131
                        Watts Industries, Inc.                      333,800              333,800    3,338,000              3,338,000
                        Woodward Governor Co.                         1,700    57,900     59,600       75,756 2,580,168    2,655,924
                        Applied Industrial Technologies, Inc.                  45,425     45,425                786,420      786,420
                        Arch Chemicals, Inc.                                    6,300      6,300                114,975      114,975
                        CIRCOR International, Inc.                  146,900              146,900    1,514,906              1,514,906

                           Intermet Corp.                     217,400    61,400    278,800     1,576,150      445,150    2,021,300
                           MKS Istruments Inc                  26,400               26,400       722,700                   722,700
                           SLI, Inc.                                     47,500     47,500                    347,343      347,343
                           Stoneridge, Inc.                              49,000     49,000                    471,625      471,625
                           UNOVA, Inc.                         89,000    24,200    113,200       350,437       95,287      445,724
                           WESCO International, Inc.           62,000               62,000       496,000                   496,000
                                                                                             --------------------------------------
                                                                                              36,525,062   22,370,050   58,895,112
                                                                                             --------------------------------------
 METALS & MINERALS   0.7%
                           Commercial Metals Co.                         36,500     36,500                    930,750      930,750
                           Quanex Corp.                        79,900               79,900     1,523,093                 1,523,093
                           Shiloh Industries, Inc.                       85,000     85,000                    616,250      616,250
                           Gibraltar Steel Corporation                   49,500     49,500                    816,750      816,750
                                                                                             --------------------------------------
                                                                                               1,523,093    2,363,750    3,886,843
                                                                                             --------------------------------------
 SERVICE INDUSTRIES  5.6%
                           Advest Group, Inc.                            83,100     83,100                  2,633,231    2,633,231
                           Analysts International Corp.        36,900               36,900       266,371                   266,371
                           AnswerThink Consulting Group,
                            Inc.                               26,000               26,000       422,500                   422,500
                           Avocent Corporation                 35,352               35,352     1,948,779                 1,948,779
                           CDI Corp.                           57,500    22,300     79,800       920,000      356,800    1,276,800
                           Century Business Services,
                            Inc.                              163,400              163,400       214,462                   214,462
                           Computer Task Group Inc.            84,700               84,700       264,687                   264,687
                           eLoyalty Corp.                      41,500               41,500       529,125                   529,125
                           Interlogix Inc                      21,412               21,412       284,043                   284,043
                           IT Group, Inc.                      94,200    25,700    119,900       447,450      122,075      569,525
                           Keane, Inc.                         96,500               96,500     1,679,100                 1,679,100
                           Kelly Services, Inc.                60,300               60,300     1,424,587                 1,424,587
                           Mail-Well, Inc.                     51,800               51,800       229,862                   229,862
                           National Equipment Services,
                            Inc.                                         55,100     55,100                    268,612      268,612
                           New Horizons Worldwide, Inc.                     200        200                      2,400        2,400
                           Personnel Group of America, Inc.    44,800    69,200    114,000       140,000      216,250      356,250
                           Pomeroy Computer Resources, Inc.              69,300     69,300                  1,312,368    1,312,368
                           RCM Technologies, Inc.                           200        200                        800          800
                           Raymond James Financial, Inc.       34,900               34,900     1,149,518                 1,149,518
                           REX Stores Corp.                                 100        100                      1,962        1,962
                           Southwest Securities Group, Inc.    41,910    14,817     56,727     1,225,867      433,397    1,659,264
                           Standard Register Company                     24,000     24,000                    384,000      384,000
                           Systems & Computer Technology
                            Corp.                              71,500               71,500     1,255,718                 1,255,718
                           URS Corp.                          116,700    43,200    159,900     1,546,275      572,400    2,118,675
                           Volt Information Sciences, Inc.     51,600               51,600     1,109,400                 1,109,400
                           Wackenhut Corp.                               28,800     28,800                    428,400      428,400
                           Washington Group International,
                            Inc.                               46,400   110,300    156,700       530,700    1,261,556    1,792,256
                           Westaff Inc.                                     300        300                      1,200        1,200
                           Wilsons Leather Experts             44,800               44,800       809,200                   809,200
                           Encompass Services Corp.           212,194    54,611    266,805     1,684,289      433,474    2,117,763
                           First Consulting Group, Inc.         9,200                9,200        51,175                    51,175
                           Infocus Corporation                 60,000               60,000     3,180,000                 3,180,000
                           Syntel, Inc.                        90,400               90,400       707,662                   707,662
                           Workflow Management, Inc.                        200        200                      1,225        1,225
                                                                                             --------------------------------------
                                                                                              22,020,770    8,430,150   30,450,920
                                                                                             --------------------------------------
         TECHNOLOGY 12.2%
                           Actel Corp.                          7,000                7,000       251,562                   251,562
                           Advanced Digital Information
                            Corp.                              95,400               95,400     1,448,887                 1,448,887
                           Advent Software, Inc.               31,400               31,400     2,194,075                 2,194,075
                           Alpha Industries, Inc.              74,400               74,400     2,534,250                 2,534,250

                     Analogic Corp.                          32,500                 32,500     1,249,218                 1,249,218
                     Arrow Electronics, Inc.                 10,500                 10,500       381,937                   381,937
                     Audiovox Corp.                                     38,100      38,100                     573,881     573,881
                     Brightpoint, Inc.                      130,900                130,900       658,590                   658,590
                     Cable Design Technologies Corp.         85,800                 85,800     2,086,012                 2,086,012
                     CACI International, Inc.               151,500                151,500     3,247,781                 3,247,781
                     Claruas Corp.                           12,600                 12,600       287,437                   287,437
                     Epresence Inc                           50,200                 50,200       338,850                   338,850
                     Esterline Technologies Corp.                        7,700       7,700                     151,593     151,593
                     Exar Corp.                              29,350        600      29,950     3,551,350        72,600   3,623,950
                     Factset Research Systems Inc.           74,500                 74,500     2,801,200                 2,801,200
                     FileNet Corp.                           74,800                 74,800     1,360,425                 1,360,425
                     General Semiconductor, Inc.             46,900                 46,900       571,593                   571,593
                     Gerber Scientific, Inc.                 80,500                 80,500       694,312                   694,312
                     Intranet Solutions, Inc.                11,300                 11,300       565,000                   565,000
                     Kent Electronics Corp.                  29,900                 29,900       713,862                   713,862
                     Littlefuse, Inc.                        15,000                 15,000       445,312                   445,312
                     MTS Systems Corp.                      140,000                140,000       980,000                   980,000
                     MTI Technology Corp.                   161,200                161,200       614,575                   614,575
                     MAPICS, Inc.                            75,000                 75,000       506,250                   506,250
                     MapInfo Corporation                     19,650                 19,650       615,290                   615,290
                     Maxwell Technologies, Inc.              44,000                 44,000       797,500                   797,500
                     Mercury Computer Systems, Inc.          22,800                 22,800       634,125                   634,125
                     MICROS Systems, Inc.                    45,300                 45,300       682,331                   682,331
                     Microsemi Corp.                         14,200                 14,200       541,375                   541,375
                     Moog Inc.                               12,400     39,300      51,700       373,550     1,183,912   1,557,462
                     NeoMagic Corp.                         111,600                111,600       425,475                   425,475
                     Paxar Corp.                                        16,700      16,700                     149,256     149,256
                     Pericom Semiconductor Corp.             16,600                 16,600       614,200                   614,200
                     Phoenix Technologies ltd                32,600                 32,600       519,562                   519,562
                     Photon Dynamics, Inc.                    8,900                  8,900       335,975                   335,975
                     Pioneer-Standard Electronics, Inc.      94,500    131,400     225,900     1,281,656     1,782,112   3,063,768
                     Progress Software Corp.                 49,800                 49,800       678,525                   678,525
                     Remedy Corp.                            70,700                 70,700     1,334,462                 1,334,462
                     Rogers Corp.                             2,000     22,800      24,800        63,250       721,050     784,300
                     SAGA Systems, Inc.                      19,400                 19,400       203,700                   203,700
                     SEREMA Software, Inc.                   30,000                 30,000     1,381,875                 1,381,875
                     Silicon Valley Group Inc.               14,600                 14,600       384,162                   384,162
                     Simione Central Holdings, Inc.                        153         153                         487         487
                     Structural Dynamics Research Corp.     153,500                153,500     2,513,562                 2,513,562
                     Sunquest Information Systems, Inc.     142,200                142,200     1,937,475                 1,937,475
                     THQ, Inc.                               94,800                 94,800     2,204,100                 2,204,100
                     Titan Corp.                             61,300                 61,300     1,011,450                 1,011,450
                     Unigraphics Solutions Inc.              21,800                 21,800       427,825                   427,825
                     Vertel Corportation                     64,300                 64,300       594,775                   594,775
                     White Electronic Designs                44,700                 44,700       536,400                   536,400
                     Alliance Semiconductor Corp.           105,000                105,000     2,086,875                 2,086,875
                     Axent Technologies, Inc.                13,000                 13,000       280,312                   280,312
                     DSP Group, Inc.                         26,600                 26,600       994,175                   994,175
                     Epicor Software Corp.                  265,000                265,000       927,500                   927,500
                     Hyperion Solutions Corp.                36,000                 36,000       931,500                   931,500
                     iGATE Capital Corp.                      4,200                  4,200        22,575                    22,575
                     IMRglobal Corp.                        101,000                101,000     1,174,125                 1,174,125
                     Indus International, Inc.                           1,500       1,500                       7,312       7,312
                     InteliData Technologies Corporation     60,300                 60,300       315,632                   315,632
                     JDA Software Group, Inc.                78,800                 78,800     1,004,700                 1,004,700
                     Media 100, Inc.                         27,400                 27,400       301,400                   301,400

                           Metro Information Services Inc.    111,400                111,400       765,875                   765,875
                           Molecular Devices Corp.             27,300                 27,300     2,682,225                 2,682,225
                           Radiant Systems Inc.                56,300                 56,300     1,203,412                 1,203,412
                           3Dfx Interactive, Inc.             102,900                102,900       501,637                   501,637
                           Verity, Inc.                        37,600                 37,600     1,341,850                 1,341,850
                                                                                               -------------------------------------
                                                                                                62,108,871    4,642,203   66,751,074
                                                                                               -------------------------------------
TRANSPORTATION       3.6%
                           Airborne Freight Corp.              57,700                 57,700       587,818                   587,818
                           Alaska Air Group Inc.                           42,300     42,300                  1,015,200    1,015,200
                           America West Holdings Corp.        425,600      47,500    473,100     5,187,000      578,906    5,765,906
                           Arnold Industries, Inc.             30,300      30,300                               511,312      511,312
                           ArvinMeritor, Inc.                  13,200      13,200                               193,875      193,875
                           Atlantic Coast Airlines Holdings     3,300       3,300                               106,218      106,218
                           Consolidated Freightways Corp.      43,400      43,400                  217,000      217,000
                           Frontier Airlines, Inc.              4,400       4,400                   85,525       85,525
                           J.B. Hunt Transport Services, Inc.  18,800      18,800                  239,700      239,700
                           Landstar System, Inc.                            3,200      3,200                    142,800      142,800
                           M.S. Carriers Inc.                  40,600      23,700     64,300       634,375      370,312    1,004,687
                           Offshore Logistics, Inc.            18,200      18,200                  325,325      325,325
                           Roadway Express, Inc.               64,600     104,800    169,400     1,158,762    1,879,850    3,038,612
                           Trinity Industries, Inc.           124,300     124,300  2,905,512                               2,905,512
                           USFreightways Corp.                 26,000      26,000                               589,875      589,875
                           Yellow Corp.                        24,500      83,700    108,200       370,562    1,265,962    1,636,524
                           American Freightways Corp.          42,900      42,900                               681,037      681,037
                           Amtran, Inc.                           400         400                                 4,375        4,375
                           Covenant Transport, Inc.               550         550                                 5,121        5,121
                           U.S. Xpress Enterprises, Inc.       86,900      86,900                               548,556      548,556
                                                                                               -------------------------------------
                                                                                                10,844,029    8,760,949   19,604,978
                                                                                               -------------------------------------
     UTILITIES     5.8%
                           Anixter International Inc.          61,500                 61,500     1,791,187                 1,791,187
                           El Paso Electric Co.               531,200     249,400    780,600     7,314,624    3,434,238   10,748,862
                           NUI Corp.                           82,400      69,300    151,700     2,487,450    2,091,993    4,579,443
                           Northwestern Corp.                 111,900     111,900                             2,182,050    2,182,050
                           ONEOK, Inc.                                     10,000     10,000       397,500                   397,500
                           Public Service Co. of New Mexico   102,100                102,100     2,641,837                 2,641,837
                           South Jersey Industries, Inc.       20,900                 20,900       610,018                   610,018
                           UniSource Energy Corp.                             800        800                     13,100       13,100
                           Cleco Corp.                                     81,400     81,400                  3,805,450    3,805,450
                           Energen Corp.                       88,200      71,500    159,700     2,623,950    2,127,177    4,751,127
                           WPS Resources Corp                   7,100                  7,100       232,583                   232,583
                                                                                               -------------------------------------
                                                                                                18,099,149   13,654,008   31,753,157
                                                                                               -------------------------------------

   Total Common Stocks (Cost of $373,549,405, $162,526,748, and                                -------------------------------------
   $536,076,153 respectively)                                                                  375,014,947  162,452,098  537,467,045
                                                                                               =====================================

   TOTAL INVESTMENT PORTFOLIO - 100% (Cost of $378,995,405, $165,265,748, and                  -------------------------------------
   $544,261,153 respectively)                                                                  380,460,947  165,191,098  545,652,045
                                                                                               =====================================

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

       PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                     AS OF SEPTEMBER 30, 2000 (UNAUDITED)

                                        Kemper Small        Scudder Small           Pro Forma         Pro Forma
                                         Cap Value          Company Value          Adjustments         Combined
                                    ------------------    ------------------     ---------------    ---------------
Investments, at value               $     380,460,947     $      165,191,098                        $   545,652,045
Cash                                           (1,291)                 2,650                        $         1,359
Other assets less liabilities               1,138,183                103,613     $           -  (2) $     1,241,796
                                    -----------------     ------------------     ---------------    ---------------
Total Net assets                    $     381,597,839     $      165,297,361     $           -      $   546,895,200
                                    =================     ==================     ===============    ===============

Net Assets
Class S Shares                                            $      165,297,361                        $   165,297,361
Class A Shares                      $     179,550,919                            $           -      $   179,550,919
Class B Shares                      $     164,831,224                                               $   164,831,224
Class C Shares                      $      33,389,311                                               $    33,389,311
Class I Shares                      $       3,826,385                                               $     3,826,385
Shares Outstanding
Class S Shares                                                     9,436,556          (227,789)           9,208,767
Class A Shares                             10,003,242                                                    10,003,242
Class B Shares                              9,567,429                                                     9,567,429
Class C Shares                              1,928,201                                                     1,928,201
Class I Shares                                207,018                                        -              207,018
Net Asset Value per Share
Class S Shares                                                         17.52                        $         17.95
Class A Shares                                  17.95                                               $         17.95
Class B Shares                                  17.23                                               $         17.23
Class C Shares                                  17.32                                               $         17.32
Class I Shares                                  18.48                                               $         18.48

             PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
       FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                  Kemper Small          Scudder Small          Pro Forma           Pro Forma
                                                 Cap Value Fund       Company Value Fund      Adjustments          Combined
                                             --------------------------------------------------------------------------------
Investment Income:
   Interest and dividend income              $      5,607,332             2,811,959        $         -         $   8,419,291
                                             --------------------------------------------------------------------------------
        Total Investment Income                     5,607,332             2,811,959                                8,419,291
   Expenses
     Management fees                                3,682,130             1,443,381            (58,764) (3)        5,066,747
     12B-1                                          3,165,364                     -                                3,165,364
     Trustees Fees                                     48,199               102,654                  -  (4)          150,853
     All other expenses                             3,142,025             1,611,876         (1,409,147) (5)        3,344,754
                                             --------------------------------------------------------------------------------
   Total expenses before reductions                10,037,718             3,157,911         (1,467,911)           11,727,718
   Expense reductions                                       -              (614,710)           614,710  (6)                -
                                             --------------------------------------------------------------------------------
   Expenses, net                                   10,037,718             2,543,201           (853,201)           11,727,718
                                             --------------------------------------------------------------------------------
Net investment income (loss)                       (4,430,386)              268,758            853,201            (3,308,427)
                                             --------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
   on Investments:

   Net realized gain (loss) from investments       (1,163,149)          (13,671,224)                 -           (14,834,373)

   Net unrealized appreciation
   (depreciation) of investments                    1,465,542               (74,650)                 -             1,390,892
                                             --------------------------------------------------------------------------------
Net decrease in net assets from operations   $     (4,127,993)        $ (13,477,116)       $   853,201         $ (16,751,908)
                                             ================================================================================

Notes to Pro Forma Combining Financial Statements
             (Unaudited)
          September 30, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 2000 for the Kemper Small Cap Value Fund and Scudder Small Company Value Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $xxxxxx and $xxxxxx to be borne by Kemper Small Cap Value Fund and Scudder Small Company Value Fund, respectively.

3. Represents reduction in management fees resulting from the utilization of Kemper Small Cap Value Fund's lower management fee rate for the entire year.

4. Reduction in trustee fees resulting from the Reorganization.

5. Represents reduction in other expenses resulting from the implementation of an administrative fee contract for Kemper Small Cap Value Fund.

6. Represents the elimination of expense reimbursement.

                           PART C.  OTHER INFORMATION

Item 15.  Indemnification.
--------  ----------------

          The Registrant has obtained from a major insurance carrier a directors and officers liability policy covering certain types of errors and omissions. The Registrant's Bylaws provide for the indemnification of Registrant's officers and directors.

          However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms under the Bylaws, in no event will Registrant indemnify any of its directors, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties or by reason of his reckless disregard of the duties involved in the conduct of his or her office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. (Scudder) and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the directors' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the directors who were not interested persons of ZKI or Scudder (the "Independent Directors") for and against any liability and expenses based upon any action or omission by the Independent Directors in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Directors for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Directors in connection with their consideration of the Transaction.

Item 16.  Exhibits.
--------  --------

             (1)  (a)(1) Articles of Incorporation of Registrant is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

               (a)(2) Articles Supplementary to Articles of Incorporation of Registrant is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

               (a)(3) Articles Supplementary to Articles of Incorporation of Registrant is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

               (a)(4) Articles Supplementary to Articles of Incorporation of Registrant is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

               (a)(5) Articles Supplementary to Articles of Incorporation of Registrant is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

               (a)(6) Articles Supplementary to Articles of Incorporation of Registrant is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

               (a)(7) Articles Supplementary to Articles of Incorporation of Registrant is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

               (a)(8) Articles Supplementary to Articles of Incorporation of Registrant is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

               (a)(9) Articles Supplementary to Articles of Incorporation of Registrant is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

               (a)(10) Articles Supplementary to Articles of Incorporation of Registrant is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

          (2)  (b)(1)    By-laws is incorporated by reference to Post-Effective
                         Amendment No. 21 to the Registration Statement.

          (3)            Inapplicable.

          (4) Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A.

          (5)            Inapplicable.

          (6)  (d)(1)    Investment Management Agreement between the Registrant,
                         on behalf of Kemper Contrarian Fund and Scudder Kemper
                         Investments, Inc. dated September 7, 1998 is incorporated by reference to Post-Effective Amendment
                         No. 23 to the Registration Statement

               (d)(2) Investment Management Agreement between the Registrant, on behalf of Kemper-Dreman High Return Equity Fund and Scudder Kemper Investments, Inc. dated September 7, 1998 is incorporated by reference by Post-Effective Amendment No. 23 to the Registration Statement.

               (d)(3) Investment Management Agreement between the Registrant, on behalf of Kemper Small Cap Value Fund and Scudder Kemper Investments, Inc. dated September 7, 1998 is incorporated by reference by Post-Effective Amendment No. 23 to the Registration Statement.

               (d)(4) Sub-Advisory Agreement between Scudder Kemper Investments, Inc. and Dreman Value Management, L.L.C. dated September 7, 1998 (Kemper-Dreman High Return Equity Fund) is incorporated by reference by Post-Effective Amendment No. 23 to the Registration Statement.

          (7)  (e)(1)    Underwriting and Distribution Services Agreement
                         between the Registrant and Kemper Distributors, Inc.
                         dated October 1, 1999 is incorporated by reference to Post Effective Amendment No. 25 to the Registration
                         Statement.

               (e)(2) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

          (8)            Inapplicable.

          (9)  (g)(1)    Custodian Agreement between the Registrant, on behalf
                         of Kemper Value Fund, Inc., and Investors Fiduciary
                         Trust Company is incorporated by reference to Post-
                         Effective Amendment No. 14 to the Registration
                         Statement.

               (g)(2) Amendment to Custody Contract between the Registrant and State Street Bank dated March 31, 1999 is incorporated by reference to Post Effective Amendment No. 25 to the Registration Statement.

          (10) (m)(1)    Rule 12b-1 Plan between Kemper Contrarian Fund (Class B
                         Shares) and Kemper Distributors, Inc., dated September
                         7, 1998 is incorporated by reference to Post-Effective
                         Amendment No. 23 to the Registration Statement.

               (m)(2) Rule 12b-1 Plan between Kemper Contrarian Fund (Class C Shares) and Kemper Distributors, Inc., dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

               (m)(3) Rule 12b-1 Plan between Kemper-Dreman High Return Equity Fund (Class B Shares) and Kemper Distributors, Inc., dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

               (m)(4) Rule 12b-1 Plan between Kemper-Dreman High Return Equity Fund (Class C Shares) and Kemper Distributors, Inc., dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

               (m)(5) Rule 12b-1 Plan between Kemper Small Cap Value Fund (Class B Shares) and Kemper Distributors, Inc., dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

               (m)(6) Rule 12b-1 Plan between Kemper Small Cap Value Fund (Class C Shares) and Kemper Distributors, Inc., dated September 7, 1998 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.

               (m)(7) Rule 18f-3 Plan is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

               (m)(8)    Amended and Restated Rule 18F-3 Plan is filed herein.

         (11)            Opinion and Consent of Dechert is filed herein.

         (12) Opinion and Consent of Willkie Farr & Gallagher to be filed by post-effective amendment.

         (13)  (h)(1)    Agency Agreement is incorporated by reference to Post-
                         Effective Amendment No. 14 to the Registration
                         Statement.

               (h)(2) Supplement to Agency Agreement between Registrant and Investors Fiduciary Trust Company dated June 1, 1997 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

               (h)(3) Administrative Service Agreement between the Registrant and Kemper Distributors, Inc. dated April 1, 1997 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

               (h)(4) Amended Fee Schedule for Administrative Services Agreement between the Registrant and Kemper Distributors, Inc. dated January 1, 2000 is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement.

               (h)(5) Fund Accounting Agreement between Kemper Contrarian Fund and Scudder Fund Accounting Corporation dated December 31, 1997 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

               (h)(6) Fund Accounting Agreement between Kemper-Dreman High Return Equity Fund and Scudder Fund Accounting Corporation dated December 31, 1997 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

               (h)(7) Fund Accounting Agreement between Kemper Small Cap Value Fund and Scudder Fund Accounting Corporation dated December 31, 1997 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.

         (14)            Consent of Independent Auditors is filed herein.

         (15)            Inapplicable.

         (16)            Powers of Attorney are filed herein.

         (17)            Form of Proxy is filed herein.


Item 17. Undertakings.
-------  ------------

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for C-8 350 reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Kemper Value Series, Inc. has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 6th day of December, 2000.

                              KEMPER VALUE SERIES, INC.

                                    /s/ Mark S. Casady
                              By:------------------------
                              Title: President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

        SIGNATURE                                 TITLE                                  DATE
        ---------                                 ------                                 ----
/s/ Mark S. Casady                               President                           December 6, 2000
-------------------
Mark S. Casady

/s/ James E. Akins*                              Director                            December 6, 2000
-------------------
James E. Akins

/s/ James R. Edgar*                              Director                            December 6, 2000
-------------------
James R. Edgar

/s/ Arthur R. Gottschalk*                        Director                            December 6, 2000
-------------------------
Arthur R. Gottschalk

/s/ Frederick T. Kelsey*                         Director                            December 6, 2000
------------------------
Frederick T. Kelsey

/s/ Thomas W. Littauer*                          Chairman and Director               December 6, 2000
-----------------------
Thomas W. Littauer

/s/ Fred B. Renwick*                             Director                            December 6, 2000
--------------------
Fred B. Renwick

/s/ John G. Weithers*                            Director                            December 6, 2000
---------------------
John G. Weithers

/s/ John R. Hebble                    Treasurer (Principal Financial and             December 6, 2000
-------------------                          Accounting Officer)
John R. Hebble



*By:    /s/ Caroline Pearson       *
        ----------------------------           December 6, 2000
        Caroline Pearson, Attorney-in-fact

*Executed pursuant to powers of attorney filed herein as an exhibit to the Registration Statement.